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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2005


                          AMERICAN EXPRESS MASTER TRUST
                            (Issuer in respect of the
  Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-2.)


                         American Express Centurion Bank
                           As a depositor on behalf of
                          American Express Master Trust
                            (Issuer of Certificates)
             (Exact name of registrant as specified in its charter)

            Utah                                                 11-2869526
---------------------------------                            -------------------
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

  4315 South 2700 West, Salt Lake City                            84184
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (801) 945-5000


                           American Express Bank, FSB
                           As a depositor on behalf of
                          American Express Master Trust
                            (Issuer of Certificates)
             (Exact name of registrant as specified in its charter)

            Utah                                                 41-1982361
---------------------------------                            -------------------
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

  4315 South 2700 West, Salt Lake City                            84184
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (801) 945-5000


               American Express Receivables Financing Corporation
                           As a depositor on behalf of
                          American Express Master Trust
                            (Issuer of Certificates)
             (Exact name of registrant as specified in its charter)

          Delaware                                               13-3632012
----------------------------------                           -------------------
  (State or other jurisdiction                                (I.R.S. Employer
 of incorporation or organization)                           Identification No.)

  200 Vesey Street, New York, New York                             10285
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (212) 640-2354


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate, dated as of April 4, 2005, for the Distribution Date occurring on April 15, 2005 and the preceding Due Period from February 25, 2005 through March 25, 2005, and is provided to The Bank of New York, as Trustee, under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 16, 2004 for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 2002-2, occurring on April 15, 2005, is contained in the Payment Date Statement provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 2002-2, occurring on April 15, 2005, is contained in the Payment Date Statement provided to the holders of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

Exhibit No.           Description
------------          -----------
Exhibit 20.1          Payment Date Statements relating to interest distributions on the Class A Certificates, Series 2002-2, occurring on April 15, 2005.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 2002-2, occurring on April 15, 2005.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of April 4, 2005, for the Distribution Date occurring on April 15, 2005, and the preceding Due Period from February 25, 2005 through March 25, 2005, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.




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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  April 15, 2005

                             AMERICAN EXPRESS MASTER TRUST
                             Registrant




                             American Express Centurion Bank,
                             as depositor on behalf of the Trust

                             By: /s/ Traci L. Memmott
                                    -------------------------------------
                             Name: Traci L. Memmott
                             Title: Chief Financial Officer and Treasurer




                             American Express Bank, FSB,
                             as depositor on behalf of the Trust

                             By: /s/ Robert C. Radle
                                    ------------------------------------
                             Name: Robert C. Radle
                             Title: Chief Financial Officer and Treasurer




                             American Express Receivables Financing Corporation, as depositor on behalf of the Trust

                             By: /s/ Maureen Ryan
                                    ------------------------------------
                             Name: Maureen Ryan
                             Title: President


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                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 2002-2, occurring on April 15, 2005.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 2002-2, occurring on April 15, 2005.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of April 4, 2005, for the Distribution Date occurring on April 15, 2005, and the preceding Due Period from February 25, 2005 through March 25, 2005 provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.